Supplement to the
Fidelity® International Small Cap Opportunities Fund
December 30, 2025
Summary Prospectus

The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
It is expected that Mr. Weiss will transition off of the fund effective on or about December 31, 2026. At that time, Mr. Drouot will assume sole portfolio manager responsibilities for the fund.
ILS-SUSTK-0326-104 1.9886584.104	March 6, 2026
Supplement to the
Fidelity® International Small Cap Opportunities Fund
Class A, Class M, Class C, Class I, and Class Z
December 30, 2025
Summary Prospectus

The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
It is expected that Mr. Weiss will transition off of the fund effective on or about December 31, 2026. At that time, Mr. Drouot will assume sole portfolio manager responsibilities for the fund.
AILS-SUSTK-0326-107 1.9881393.107	March 6, 2026